AMENDMENT TO 8% SECURED DEBENTURES

This Amendment (“Amendment”) by CHANTICLEER HOLDINGS, INC., a Delaware corporation (“Chanticleer”) and the undersigned individuals (“Holders”) amends the 8% Secured Debentures in the aggregate principal amount of $6,000,000 (the “Debentures”) and is effective as to each Holder on the date indicated by its signature below (“Effective Date”).

RECITAL

WHEREAS, on the Effective Date, Chanticleer and the Holders agree that the terms and conditions of the Debentures will be deemed modified in the manner hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises, conditions, representations and warranties hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually agree as follows:

1. The foregoing recital is true and correct and incorporated herein. Any capitalized term not defined herein shall have the same meaning ascribed to it in the Debentures.

2. The Maturity Date of the principal balance of the Debentures outstanding on the Effective Date is hereby extended to March 31, 2020; provided however, if 50% of the principal balance of the Debentures is not paid on or prior to December 31, 2019, Holders of Debentures in the aggregate principal amount greater than $3 million, acting together, may, upon 15 days’ written notice to Chanticleer, demand full and immediate payment of the Debentures.

3. Each Holder will receive new warrants to purchase that number of shares of common stock equal to 20% of the principal amount of such Holder’s Debenture, which new warrants will have an exercise price of the greater of $2.25 or the NASDAQ Official Closing Price calculated as of the Effective Date, will not be exercisable for a period of six months and will otherwise be substantially identical to the original Warrants issued May 4, 2017.

4. No Events of Default under the Debentures has occurred or been declared by the Holders prior to the date hereof and, for clarity, Events of Default are not triggered and do not continue and accrue unless and until they are declared at sole option of Holders.

5. In the case of conflict between the provisions of the Debentures, on the one hand, and this

Amendment on the other hand, the provisions of this Amendment will prevail.

6. This Amendment may be executed in counterparts, all of which, when so executed and delivered, shall be deemed an original, but all counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf”) format shall be effective as delivery of a manually executed counterpart signature page.

IN WITNESS WHEREOF, this Amendment has been duly executed by or on behalf of each of the parties as of the date first written above.

CHANTICLEER HOLDINGS INC.,

a Delaware corporation

By:	/s/ Michael D. Pruitt
Name:	Michael D. Pruitt
Its:	Chief Executive Officer

AGREED AND ACCEPTED:

HOLDERS:

Douglas S. Ramer		Bryan Ezralow 1994 Trust U/T/D 12.22.1994

	/s/ Douglas S. Ramer		/s/ Bryan Ezralow
	Douglas S. Ramer	By:	Bryan Ezralow
Date:		Its:	Trustee
Date:

Elevado Investment Company, LLC		C and R Irrevocable Trust U/T/D 11.05.07

	/s/ Bryan Ezralow		/s/ David M. Leff
By:	Bryan Ezralow, as Trustee of the	By:	David M. Leff
	Ezralow Family Trust U/T/D/ 12.09.1980	Its:	Trustee
Its:	Manager and Member	Date:
Date:

EMSE, LLC		David Leff Family Trust U/T/D 2.03.1988

	/s/ Bryan Ezralow		/s/ David M. Leff
By:	Bryan Ezralow as Trustee of Bryan	By:	David M. Leff
	Ezralow 1994 Trust U/T/D 12.22.1994	Its:	Trustee
Its:	Manager and Member	Date:
Date:

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Freedman 2006 Irrevocable Trust U/T/D 12.27.2006		Haddad Family Trust

	/s/ Gary E. Freedman		/s/ David Haddad
By:	Gary E. Freedman	By:	David Haddad
Its:	Trustee	Its:	Trustee
Date:		Date:

Freedman Family Trust U/T/D 5.25.1982		Jonathan and Nancy Glaser Trust U/T/D 12.16.1998

	/s/ Gary E. Freedman		/s/ Jonathan Glaser
By:	Gary E. Freedman	By:	Jonathan Glaser
Its:	Trustee	Its:	Trustee
Date:		Date:

Larry S. Spitcaufsky, Trustee of Larry Spitcaufsky Family Trust U/T/D 1.19.88		Marc Ezralow 1997 Trust U/T/D 11.26.1997

	/s/ Larry Spitcaufsky		/s/ Marc Ezralow
By:	Larry Spitcaufsky	By:	Marc Ezralow
Its:	Trustee	Its:	Trustee
Date:		Date:

Joshua and Julie Ofman Family Trust		SPA Trust

	/s/ Joshua J. Ofman		/s/ Marc Ezralow
By:	Joshua J. Ofman	By:	Marc Ezralow
Its:	Trustee	Its:	Trustee
Date:		Date:

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